EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002
     I, Diane Irvine, Chief Executive Officer of Blue Nile, Inc. (the “Company”) in compliance with Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge:
     the Company’s Annual Report on Form 10-K for the period ended January 2, 2011 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
     In Witness Whereof, the undersigned has set her hand hereto as of the 28th day of February, 2011.

/s/ Diane M. Irvine Diane M. Irvine
Chief Executive Officer
     This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Blue Nile, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.